Exhibit 99.2

COGNOS INCORPORATED

CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cognos Incorporated (the “Company”) on Form 10-Q for the period ended November 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Renato Zambonini, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

    (1)        The Report fully complies with the requirements of section 13(a) or15(d) of the Securities Exchange Act of 1934, as amended; and

    (2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

January 13, 2003	/s/ Renato Zambonini

Date	Renato Zambonini, Chief Executive Officer

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